SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 4, 2005


                                Neurologix, Inc.
             (Exact name of registrant as specified in its charter)


            DELAWARE                   0-13347               06-1582875
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 (State or other jurisdiction of     (Commission           I.R.S. Employer
 incorporation or organization)      File Number)        Identification No.)

        ONE BRIDGE PLAZA, FORT LEE, NEW JERSEY                07024
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       (Address of principal executive offices)             (Zip Code)

                                 (201) 592-6451
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                        (Registrant's telephone number,
                              including area code)

                                      None
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     Entry Into a Material Definitive Agreement

         Neurologix, Inc. (the "Company") has entered into an amendment to the Stock Purchase Agreement, dated as of February 4, 2005 (the "Stock Purchase Agreement'), by and among the Company, Merlin Biomed Long Term Appreciation Fund LP, a Delaware limited partnership (the "Appreciation Fund"), and Merlin Biomed Offshore Master Fund LP, a Cayman Islands limited partnership (the "Master Fund"). Such amendment is substantially in the form of the amendment attached as Exhibit 10.1 to the Company's Current Report on Form 8-K filed on February 25, 2005 (the "February 25 8-K"), which is incorporated herein by reference. Pursuant to the terms of the Stock Purchase Agreement, as amended, on or about April 4, 2005 the Company issued and sold to certain private investors a total of 38,462 shares of common stock, par value $0.001 per share (the "Common Stock"), and warrants to purchase 9,615 shares of Common Stock for total consideration of $50,000. Such investors also became party to the Registration Rights Agreement, dated as of February 4, 2005, by and among the Company and the Appreciation Fund and Master Fund.

         The Stock Purchase Agreement, form of warrant and Registration Rights Agreement attached as Exhibits 10.1, 10.2, and 10.3, respectively, to the Current Report on Form 8-K filed by the Company on February 10, 2005 (the "February 10 8-K") and the summary thereof set forth in Item 1.01 of the February 10 8-K are incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NEUROLOGIX, INC.

Date: April 8, 2005                        By:  /s/ Mark S. Hoffman
                                                ------------------------------
                                                Name:  Mark S. Hoffman
                                                Title: Secretary and Treasurer